Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

DuPont Capital Emerging Markets Fund

Supplement dated November 7, 2014 to the Prospectus of

DuPont Capital Emerging Markets Fund (the “Fund”) dated September 1, 2014 (the “Prospectus”)

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Effective December 1, 2014, the Fund will resume accepting orders to purchase shares from new investors.  Accordingly, as of December 1, 2014, any references in the Prospectus to the Fund being closed to new investors including the section entitled “Other Purchase Information” on page 22 of the Prospectus are hereby deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.